                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                    |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

| |  Preliminary Proxy Statement    |_|  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to Section 240.14a-12

                               ING INVESTORS TRUST
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

________________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________

(5)  Total fee paid:

________________________________________________________________________________

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

________________________________________________________________________________

(2)  Form, Schedule or Registration Statement No.:

________________________________________________________________________________

(3)  Filing Party

(4)  Date Filed: December 7, 2006

                               ING INVESTORS TRUST
                     ING BLACKROCK LARGE CAP VALUE PORTFOLIO
                (FORMERLY, ING MERCURY LARGE CAP VALUE PORTFOLIO)

                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 366-0066

                                December 15, 2006

Dear Variable Contract Owner/Plan Participant:

     On behalf of the Board of Trustees of ING BlackRock Large Cap Value Portfolio (formerly, ING Mercury Large Cap Value Portfolio) (the "Portfolio"), a series of ING Investors Trust ("IIT" or "Trust"), we are pleased to invite you to a special meeting of shareholders ("Special Meeting") of the Portfolio scheduled for 10:00 a.m., Local time, on February 1, 2007 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Portfolio and to you as a shareholder.

     At the Special Meeting, shareholders of the Portfolio will be asked to (1) approve a new sub-advisory agreement between Directed Services, Inc. ("DSI"), the Portfolio's investment adviser, and BlackRock Investment Management, LLC ("BRIM"); and (2) approve a "Manager-of-Managers" arrangement for the Portfolio to permit DSI, in its capacity as the Portfolio's investment adviser, subject to prior approval by the Board of Trustees of IIT, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

     Fund Asset Management L.P. ("FAM") had served as the Portfolio's sub-adviser since the Portfolio's inception on May 1, 2002. FAM was a division of Merrill Lynch Investment Managers ("MLIM") and did business in certain instances (including in its role as sub-adviser to the Portfolio) under the name "Mercury Advisors." Due to a change of control of MLIM, described further below, FAM's investment advisory business was transferred to BRIM, effective September 29, 2006, and the sub-advisory agreement with FAM terminated automatically.

     Pursuant to an interim sub-advisory agreement, BRIM began serving as the Portfolio's sub-adviser on September 30, 2006, with no change in the investment personnel managing the Portfolio. If the new sub-advisory agreement between DSI and BRIM is approved, BRIM would continue to serve as the sub-adviser to the Portfolio under the proposed new sub-advisory agreement.

     Both Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Trustees has concluded that the Proposals are in the best interests of the Portfolio and its shareholders and unanimously recommend that you vote "FOR" the Proposals.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN JANUARY 31, 2007.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        /s/ Shaun Mathews
                                        ----------------------------------------
                                        Shaun Mathews
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                               ING INVESTORS TRUST
                     ING BLACKROCK LARGE CAP VALUE PORTFOLIO
                (FORMERLY, ING MERCURY LARGE CAP VALUE PORTFOLIO)
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 366-0066

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                   OF ING BLACKROCK LARGE CAP VALUE PORTFOLIO
                         SCHEDULED FOR FEBRUARY 1, 2007

To the Variable Contract Owners/Plan Participants:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of ING BlackRock Large Cap Value Portfolio (formerly, ING Mercury Large Cap Value Portfolio) ("Portfolio"), a series of ING Investors Trust ("IIT"), is scheduled for February 1, 2007, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

     At the Special Meeting, you will be asked to consider and approve the following Proposals:

     (1) To approve a new sub-advisory agreement for the Portfolio between Directed Services, Inc. ("DSI"), the Portfolio's investment adviser, and BlackRock Investment Management, LLC ("BRIM"), under which BRIM would serve as sub-adviser to the Portfolio, with no change in the investment adviser, the portfolio management team or the overall management fee paid by the Portfolio to DSI; and

     (2) To approve a "Manager-of-Managers" arrangement for the Portfolio to permit DSI, in its capacity as the Portfolio's investment adviser, subject to prior approval by the Board of Trustees of IIT, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

     Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting.

     Shareholders of record as of the close of business on November 6, 2006 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, BUT IN NO EVENT LATER THAN JANUARY 31, 2007, THE ENCLOSED VOTING INSTRUCTION CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by (1) executing and submitting a new voting instruction card bearing a later date, (2) giving written notice of revocation to the Portfolio, or (3) voting in person at the Special Meeting.

                                        By Order of the Board of Trustees,


                                        /s/ Huey P. Falgout, Jr.
                                        ----------------------------------------
                                        Huey P. Falgout, Jr.
                                        SECRETARY

Dated: December 15, 2006

                                 PROXY STATEMENT

                               ING INVESTORS TRUST
                     ING BLACKROCK LARGE CAP VALUE PORTFOLIO
                (FORMERLY, ING MERCURY LARGE CAP VALUE PORTFOLIO)

                                DECEMBER 15, 2006

                            TOLL FREE: (800) 366-0066
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS
                         SCHEDULED FOR FEBRUARY 1, 2007

                                   ----------

                      (This page intentionally left blank)

WHO IS ASKING FOR MY VOTE?

     The Board of Trustees ("Board" or "Board of Trustees") of ING Investors Trust ("IIT" or "Trust") is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Voting Instruction Card on or about December 15, 2006 to you and all other shareholders of record of ING BlackRock Large Cap Value Portfolio (formerly, ING Mercury Large Cap Value Portfolio) (the "Portfolio") as well as contract holders and plan participants who have a beneficial interest in the Portfolio as of the close of business on November 6, 2006. The Board is soliciting your vote for a special meeting of shareholders ("Special Meeting") of the Portfolio.

WHO IS ELIGIBLE TO VOTE?

     The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Voting Instruction Card on or about December 15, 2006 to all shareholders of record who are eligible to vote, to contract holders who are eligible to instruct the insurance company ("Insurance Company") through which they hold an interest in the Portfolio as to how to vote those shares, or to plan sponsors or plan participants eligible to vote or instruct the plan in how to vote shares. Shares of the Portfolio have been purchased by you through your qualified retirement plan or, at your direction by your Insurance Company, through its separate accounts ("Separate Accounts") to serve as an investment option under your variable contract or, if you are a qualified plan participant, through your qualified plan. Shareholders of record or contract holders holding an investment in shares of the Portfolio as of the close of business on November 6, 2006 ("Record Date") are eligible to vote or instruct their Insurance Company or plan trustee how to vote their shares.

     Each share of each class of the Portfolio is entitled to one vote and each factional share is entitled to a proportionate fractional vote. The following table sets forth the number of shares of each class of the Portfolio issued and outstanding as of the Record Date:

          CLASS                           SHARES OUTSTANDING
          -----                           ------------------
          Adviser Class (Class ADV)                75.488
          Institutional Class (Class I)     3,199,849.235
          Service Class (Class S)           5,115,275.455
          Service 2 Class (Class S2)          312,757.290
          TOTAL                             8,627,957.468

     To the best of IIT's knowledge, as of November 6, 2006: (1) no person owned beneficially more than 5% of the outstanding shares of any class of the Portfolio except as set out in APPENDIX A to this Proxy Statement; and (2) no Trustee or officer of the Portfolio owned beneficially more than 1% of the Portfolio's outstanding shares.

WHY IS THE SPECIAL MEETING BEING HELD?

     The Special Meeting is being held for the following purposes:

     1. To approve a new sub-advisory agreement ("Proposed Sub-Advisory Agreement") for the Portfolio between Directed Services, Inc. ("DSI" or "Adviser"), the Portfolio's investment adviser, and BlackRock Investment Management, LLC ("BRIM"), with no change in the Adviser, the portfolio management team or the overall management fee paid by the Portfolio;

     2. To approve a "Manager-of-Managers" arrangement for the Portfolio to permit DSI, in its capacity as the Portfolio's investment adviser, subject to approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders; and

     3. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

WHY DID YOU SEND ME THIS BOOKLET?

     This booklet is a Proxy Statement. It provides you with information you should review before voting on the Proposals listed above and in the Notice of Special Meeting for the Portfolio. You are receiving these proxy materials, a booklet that includes the Proxy Statement and one Voting Instruction Card because you have the right to vote on these important Proposals concerning your investment in the Portfolio.

     The word "you" is used in this Proxy Statement to refer to the person who or entity that has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan. Shares of the Portfolio are available as investment options in the variable annuity contract or variable life insurance contract issued by an Insurance Company ("Variable Contracts") to individuals, as well as sponsors of group pension and retirement plans. Shares of the Portfolio are also offered directly to the trustees and custodians of certain qualified retirement plans ("Qualified Plans"). Accordingly, the record owners of the Portfolio's shares are, in most cases, the true "shareholders" of the Portfolio. Holders of Variable Contracts ("Variable Contract Holders") that are registered with the Securities and Exchange Commission ("SEC"), however, generally have the right to instruct the Insurance Company through which they hold an interest on how to vote their interests regarding the Proposals set forth in this Proxy Statement. For certain Qualified Plans, plan participants may provide instructions on how to vote shares. Therefore, references to "you" or "shareholders" throughout the proxy materials generally include shareholders of record and Variable Contract Holders, and may include plan participants.

HOW DO I VOTE?

     Variable Contract Holders can instruct their Insurance Company through which they hold beneficial interests in the Portfolio as to how to vote by completing, signing and returning the enclosed Voting Instruction Card promptly in the enclosed envelope, or by attending the meeting in person and voting. Joint owners should each sign the Voting Instruction Card.

     Shares of the Portfolio are sold to Separate Accounts and are used to fund Variable Contracts. Variable Contract Holders who select the Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The Insurance Company that uses the Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders. Therefore, an Insurance Company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder. In the event that any Variable Contract Holder fails to provide voting instructions with respect to Separate Accounts registered with the SEC, the Insurance Company will vote the shares attributable to those Variable Contract Holders for, against or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract Holders investing through the same Separate Account. With respect to Portfolio shares held by unregistered Separate Accounts, the Insurance Company generally will only vote those Separate Account shares for which it receives instructions.

     Variable Contract Holders permitted to give instructions to the Portfolio and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

     Shares of the Portfolio are also sold directly to the trustees and custodians of certain Qualified Plans. The trustee or custodian for the Qualified Plan that includes the Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to the Qualified Plan and in some cases their plan participants who have an interest in the Portfolio. With respect to Portfolio shares held by trustees or custodians of Qualified Plans, the trustee or custodian generally will only vote those shares for which it actually receives instructions.

     Qualified Plans, and in some cases their participants, are permitted to give instructions to the Portfolio and the number of shares for which instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees/custodians will furnish a copy of this Proxy Statement to the Qualified Plan and its participants, as applicable.

     A shareholder who wishes to participate in the Special Meeting may submit the Voting Instruction Card originally sent with the Proxy Statement or attend in person. All persons entitled to direct the voting of shares, whether they are Variable Contract Holders, Insurance Companies, trustees/custodians, Qualified Plans or participants are described as voting for purposes of this Proxy Statement. Should shareholders require additional information regarding the proxy materials or require a replacement Voting Instruction Card, they may contact Shareholder Services toll-free at 1-800-366-0066. As explained below, any voting instruction given by a shareholder is revocable until the relevant proxy is voted at the Special Meeting.

WHO MAY CONTACT ME REGARDING THE PROPOSALS?

     In addition to solicitation by mail, certain officers and representatives of the Portfolio, officers and employees of DSI or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

     The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, and is scheduled for February 1, 2007 at 10:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 366-0066 to ensure that sufficient accommodations are prepared.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE PORTFOLIO?

     Copies of the Portfolio's Semi-Annual Report for the period ended June 30, 2006, have previously been mailed to shareholders. The Portfolio's Annual Report for the fiscal year ended December 31, 2006 will be mailed to shareholders on or about March 1, 2007.

     You can obtain copies of the Semi-Annual Report of the Portfolio, and, when available, the Portfolio's Annual Report, without charge, by writing to the ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034,
Attention: Literature Fulfillment, or by calling (800) 366-0066. This Proxy Statement should be read in conjunction with the Annual or Semi-Annual Reports.

     Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at (800) 366-0066. Shareholder Services is open Monday through Friday from 9:00 a.m. - 7:00 p.m. Eastern Time.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders vote "FOR" each of the Proposals described in this Proxy Statement.

                                  PROPOSAL ONE

                 APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

WHAT IS PROPOSAL ONE?

     Shareholders of the Portfolio are being asked to approve the Proposed Sub-Advisory Agreement between DSI and BRIM. Fund Asset Management L.P. ("FAM"), a Delaware limited partnership, had managed the Portfolio since its inception, under a sub-advisory agreement dated May 1, 2002, as amended on September 1, 2003 (the "Former Agreement"). The Portfolio was known as ING Mercury Focus Value Portfolio prior to August 15, 2005 and was known as Focus Value Series prior to May 1, 2003. The Former Agreement was last approved by the Board on November 10, 2005 and by the initial shareholder on May 1, 2002.

     On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") announced an agreement (the "Transaction") to combine Merrill Lynch's investment management business, including FAM, operated by Merrill Lynch Investment Managers ("MLIM") and certain affiliates, with that of BlackRock to create a new independent company (the "New BlackRock").

     The Transaction was completed on September 29, 2006. As a result of the Transaction, FAM's investment advisory business was transferred to BlackRock Investment Management, LLC ("BRIM"). The Investment Company Act of 1940 (the "1940 Act") requires that an agreement under which an adviser serves as the sub-adviser to an investment company must provide for the automatic termination of the agreement in the event of its "assignment" (as defined in the 1940 Act). Under the terms of the Former Agreement and the provisions of the 1940 Act, the consummation of the Transaction constituted an "assignment," and thus resulted in the termination of the Former Agreement effective upon the close of business on September 29, 2006.

     In order for management of the Portfolio to continue uninterrupted after the Transaction, DSI entered into an interim sub-advisory agreement with BRIM dated September 30, 2006 (the "Interim Agreement"), under which BRIM began serving as the sub-adviser to the Portfolio, with the same portfolio management team continuing to provide day-to-day management services to the Portfolio.

     At the Special Meeting, shareholders will be asked to approve the Proposed Sub-Advisory Agreement with BRIM, under which BRIM would continue to serve as sub-adviser to the Portfolio. A copy of the Proposed Sub-Advisory Agreement is included as APPENDIX B to this Proxy Statement. The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to APPENDIX B. If approved by shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on February 27, 2007 and will remain in effect, unless otherwise terminated, through February 27, 2007.

WHAT IS THE TRANSACTION?

     On February 15, 2006, BlackRock and Merrill Lynch announced that they had reached an agreement to combine Merrill Lynch's investment management business, including FAM, with that of BlackRock to create a new independent company with nearly $1 trillion in assets under management. Merrill Lynch was to have a 49.8% stake and a 45% voting interest in the new, combined company, the New BlackRock. The Transaction was completed on September 29, 2006. As a result of the Transaction, FAM transferred all its investment advisory business to BRIM.

     In anticipation of the Transaction, members of the Board of IIT met in person on July 13, 2006 to consider whether to approve the Interim Agreement and the Proposed Sub-Advisory Agreement. As is discussed more fully below, the Board determined to approve the Interim Agreement and the Proposed

Sub-Advisory Agreement, and to recommend that shareholders approve the Proposed Sub-Advisory Agreement, to assure continuity of investment advisory services to the Portfolio after the Transaction.

WHAT IS THE INTERIM AGREEMENT AND WHO IS THE PROPOSED SUB-ADVISER?

     The Interim Agreement was entered into in accordance with Rule 15a-4 under the 1940 Act, which permits an investment adviser to enter into interim sub-advisory arrangements with a sub-adviser, prior to shareholder approval, provided that the conditions of Rule 15a-4 are met. Rule 15a-4 requires, among other things, that the interim contract have a duration of no greater than 150 days following the date on which the previous contract was terminated, and that the compensation to be received under the interim contract is no greater than that payable under the previous agreement.

     The Interim Agreement provides for compensation to be paid to BRIM that does not exceed the compensation that had been payable to FAM under the Former Agreement, and that such compensation be held in an interest-bearing escrow account. Under the Interim Agreement's escrow provision, if the Proposed Sub-Advisory Agreement is approved by the Portfolio's shareholders, the amount in the escrow account (including interest earned) will be paid to BRIM; however, if the Proposed Sub-Advisory Agreement is not approved by shareholders, BRIM will be paid, out of the escrow account, the lesser of (1) any costs incurred in performing the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account.

     The Interim Agreement will terminate automatically as of February 27, 2007, or on such earlier date on which DSI enters into the Proposed Sub-Advisory Agreement, provided that, in the latter case, Proposal One has been approved by the Portfolio's shareholders. The Interim Agreement was approved by the Board, including a majority of IIT's Trustees who are neither parties to the Interim Agreement, the Proposed Sub-Advisory Agreement or its Management Agreement with DSI, nor "interested persons" (as that term is defined under the 1940 Act) of any such party (the "Independent Trustees"), at a meeting held on July 13, 2006. At that meeting, the Board, including a majority of the Independent Trustees, also approved the Proposed Sub-Advisory Agreement and the solicitation of shareholders requesting that shareholders approve the Proposed Sub-Advisory Agreement.

     BRIM is organized as a Delaware limited liability company. BRIM is registered with the SEC as an investment adviser and has its principal offices located at 800 Scudders Mill Rd., Plainsboro NJ 08536. BRIM provides a broad range of equity and fixed-income investment management services to individuals and institutions, and managed over $1.07 trillion in assets as of September 30, 2006. BRIM is wholly-owned by the New BlackRock.

     The New BlackRock is 49% owned by Merrill Lynch, located at 4 World Financial Center, New York, NY 10080; 34% owned by the PNC Financial Services Group, Inc., located at 1 PNC Plaza, 249 Fifth Avenue, Pittsburgh, PA 15222-2707; and 17% owned by its employees and the public.

     See APPENDIX C for a listing of the names, addresses, and the principal occupations of the principal executive officers of BRIM. As of November 6, 2006, no Trustee or officer of the Portfolio was an officer, trustee, employee, general partner or shareholder of BRIM.

     APPENDIX D sets forth the name of other investment companies with investment objectives and strategies similar to those adopted for the Portfolio, for which BRIM acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of each investment company as of September 30, 2006.

HOW WILL THE PROPOSAL, IF APPROVED, AFFECT THE MANAGEMENT OF THE PORTFOLIO?

     As discussed above, BRIM began managing the Portfolio on September 30, 2006 pursuant to the Interim Agreement. If the Proposed Sub-Advisory Agreement is approved, BRIM would continue to serve as sub-adviser to the Portfolio, and provide day-to-day management of the Portfolio. DSI would continue to be responsible for monitoring the investment program and performance of BRIM.

     The Transaction did not result in a change to the personnel managing the Portfolio or its investment strategy. Therefore, if Proposal One is approved and BRIM is appointed as sub-adviser under the Proposed Sub-Advisory Agreement, the Portfolio would continue to be managed by Robert C. Doll, Jr., CFA. Mr. Doll has been a portfolio manager of the Portfolio since its inception and is primarily responsible for the day-to-day management of the Portfolio. Mr. Doll had been the President of MLIM since 2001, President and a member of the Board of the funds advised by MLIM and its affiliates since 2005, and was Co-Head (Americas Region) of MLIM from 1999-2000. He currently serves as BRIM's Vice Chairman, Chief Investment Officer of Global Equities, and Chairman of the Private Client Operating Committee.

HOW HAS THE PORTFOLIO MANAGEMENT TEAM PERFORMED IN THE PAST MANAGING THE PORTFOLIO?

     If the Proposed Sub-Advisory Agreement is approved by the shareholders, the same portfolio management team that managed the Portfolio as employees of FAM will continue to manage the Portfolio, as employees of BRIM, in the same style and using the same strategies as those disclosed in the Portfolio's current prospectus.

     The table below shows the average annual total returns for the Portfolio's Institutional Class ("Class I"), Service Class ("Class S"), and Service 2 Class shares for the period ended December 31, 2005. THIS INFORMATION IS DESIGNED TO DEMONSTRATE THE HISTORICAL TRACK RECORD OF THE INVESTMENT TEAM WITH RESPECT TO THE PORTFOLIO. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)

                                                          FIVE YEARS
                                                         (OR LIFE OF
                                                1 YEAR      CLASS)
                                                ------   -----------
          CLASS I RETURN                         5.56%    11.67%(1)
          Russell 1000(R) Value Index            7.05%    13.86%(2)
          S&P 500 Composite Stock Price Index    4.91%     9.01%(2)
          CLASS S RETURN                         5.31%     7.46%(1)
          Russell 1000(R) Value Index            7.05%     8.81%(2)
          S&P 500 Composite Stock Price Index    4.91%     6.00%(2)
          SERVICE 2 CLASS RETURN                 5.06%    14.75%(1)
          Russell 1000(R) Value Index            7.05%    14.58%(2)
          S&P 500 Composite Stock Price Index    4.91%    11.72%(2)

----------
(1) Class I shares commenced operations on May 18, 2004. Class S shares commenced operations on May 1, 2002. Service 2 Class shares commenced operations on September 9, 2002. The Portfolio's Adviser Class is not presented in the table above since it commenced operations on April 28, 2006.

(2) The Index returns for Class I shares are for the period beginning June 1, 2004. The Index returns for Class S shares are for the period beginning May 1, 2002. The Index returns for Service 2 Class shares are for the period beginning September 1, 2002.

     In the previous table, the average annual total returns for each Class for the periods shown are compared with the Russell 1000(R) Value Index, which is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values, and the S&P 500 Composite Stock Price Index, which is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S. The Portfolio was known as ING Mercury Focus Value Portfolio prior to August 15, 2005, and was known as Focus Value Series prior to May 1, 2003.

     The performance information shown does not reflect the impact of Qualified Plan or Variable Contract charges. If these charges were reflected, total returns would be lower.

WILL THERE BE ANY CHANGES TO THE INVESTMENT STRATEGY AND THE NAME OF THE PORTFOLIO?

     The Portfolio commenced operations on May 1, 2002, and FAM implemented the Portfolio's current strategy of investing primarily in large-capitalization companies beginning on August 15, 2005. It is not anticipated that the manner in which the Portfolio is managed would change in connection with the engagement of BRIM as the Portfolio's sub-adviser under the Proposed Sub-Advisory Agreement. Similarly, there was no change in strategy upon consummation of the Transaction and the implementation of the Interim Agreement.

     As stated in the Portfolio's prospectus, the Portfolio invests at least 80% of its assets in a diversified portfolio of equity securities of large-capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

     The Portfolio will invest in securities that the sub-adviser determines are undervalued. The sub-adviser selects for investment by the Portfolio equity securities of large-capitalization companies that are, at the time of purchase, within the market capitalization range of companies included in the Russell 1000(R) Value Index. Using a multifactor quantitative model, the Portfolio seeks to outperform the Russell 1000(R) Value Index by investing in equity securities that the sub-adviser believes are selling at below normal valuations. The Russell 1000(R) Value Index (which consists of those Russell 1000(R) securities with lower price-to-book ratios and lower forecasted growth values) is a subset of the Russell 1000(R) Index.

     In selecting securities for the Portfolio from its benchmark universe, the sub-adviser uses a proprietary quantitative model that employs three filters in its initial screen: earnings momentum, earnings surprise, and valuation. The sub-adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined - if the sub-adviser believes a company is overvalued, it will not be considered for investment by the Portfolio. After the initial screening is done, the sub-adviser relies on fundamental analysis, using both internal and external research to optimize its quantitative model to choose companies the sub-adviser believes have strong, sustainable growth with current momentum at attractive price valuations.

     Because the Portfolio generally will not hold all the stocks in the index, and because the Portfolio's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Portfolio is not an "index" fund. In seeking to outperform its benchmark, however, the sub-adviser reviews potential investments using certain criteria based on the securities in the index. These criteria currently include the following:

          -    relative price-to-earnings and price-to-book ratios;

          -    stability and quality of earnings momentum and growth;

          - weighted median market capitalization of the Portfolio's investment portfolio;

          - allocation among the economic sectors of the Portfolio's investment portfolio as compared to the index; and

          -    weighted individual stocks within the index.

     The Portfolio may invest up to 10% of its total assets in securities issued by foreign issuers, including securities of foreign issuers that are represented by American Depositary Receipts ("ADRs"). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered "foreign securities." The Portfolio anticipates that it would generally limit its foreign securities investments to ADRs of issuers in developed countries.

     The Portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities and U.S. government debt securities. There are no restrictions on the maturity of the debt securities in which the Portfolio may invest. The Portfolio may also invest in derivatives for hedging purposes. The Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. The Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment.

     The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

     In connection with the sub-adviser change, the Portfolio's name was changed to ING BlackRock Large Cap Value Portfolio, effective on or about November 6, 2006.

WHAT ARE THE KEY RISKS ASSOCIATED WITH THE INVESTMENT STRATEGY EMPLOYED BY THE PORTFOLIO?

     You could lose money on an investment in the Portfolio. The following is a summary of the principal risks that the Portfolio is subject to. For a more detailed description of these and other risks that may affect the Portfolio, please refer to the Portfolio's current prospectus and statement of additional information.

     BORROWING AND LEVERAGE RISK - The Portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Portfolio's shares and in the Portfolio's return. Borrowing will cost the Portfolio interest expense and other fees. The cost of borrowing may reduce the Portfolio's return.

     CALL RISK - During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

     CONVERTIBLE SECURITIES RISK - The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates. The value of convertible securities also tends to change whenever the value of the underlying common or preferred stock fluctuates. The Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

     DEBT SECURITIES RISK - The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with short maturities. Debt securities also involve credit risk.

     DEPOSITARY RECEIPTS RISK - The Portfolio may invest in Depositary Receipts, including unsponsored depositary receipts, which may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

     DERIVATIVES RISK - The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency.

     EQUITY SECURITIES RISK - The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market conditions. The value of equity securities purchased by the Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate.

     FOREIGN INVESTMENT RISK - Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments.

     INVESTMENT MODELS RISK - The proprietary models used by the sub-adviser to evaluate securities or securities markets are based on the sub-adviser's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by the factors not foreseen in developing the models.

     LIQUIDITY RISK - Liquidity risk exists when particular investments are difficult to purchase or sell. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition.

     MANAGER RISK - The sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolio but there can be no assurance that these will achieve the Portfolio's objective, and the sub-adviser could do a poor job in executing an investment strategy. Individuals primarily responsible for managing the Portfolio may leave their firm or be replaced.

     MARKET AND COMPANY RISK - The price of a security held by the Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

     MARKET CAPITALIZATION RISK - Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors.

     OVER-THE COUNTER ("OTC") INVESTMENT RISK - Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer. These securities may be thinly traded, followed by fewer investment research analysts, and subject to wider price swings.

     PORTFOLIO TURNOVER RISK - A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance.

     RESTRICTED AND ILLIQUID SECURITIES RISK - If a security is illiquid, the Portfolio might be unable to sell the security at a time when the sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

     SECURITIES LENDING RISK - The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

     U.S. GOVERNMENT SECURITIES AND OBLIGATIONS RISK - Some U.S. government securities are backed by the full faith and credit of the U.S. government, other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates.

     VALUE INVESTING RISK - The sub-adviser may be wrong in its assessment of a company's value and the stocks the Portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of the Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.

WHAT ENTITY SERVES AS THE PORTFOLIO'S ADVISER?

     DSI, a New York corporation, serves as the investment adviser to the Portfolio. Its principal offices are located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. See APPENDIX C for a listing of the names, addresses, and the principal occupations of the principal executive officers of DSI.

     DSI is registered with the SEC as an investment adviser and is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING Groep"). ING Groep, which is located at Strawinskylaan 2631, 1077 ZZ Amsterdam P.O. Box 810, 1000 AV Amsterdam, the Netherlands, is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. As of June 30, 2006, DSI managed approximately $24.5 billion in assets.

     The management agreement between IIT and DSI, dated October 24, 1997, as amended on May 24, 2002 (the "Management Agreement"), was last renewed by the Board, including a majority of the Independent Trustees, on November 10, 2005. This Management Agreement was approved by a majority of the shareholders at a special meeting of the Trust's shareholders on July 10, 2002 to: (1) provide for the implementation of a manager-of-managers arrangement; (2) reduce the management fee paid to DSI for series of the Trust that had commenced operations as of April 30, 2002; (3) modify the manner in which certain expenses are allocated between the Trust and DSI; and (4) clarify that the Trust absorbs the cost of liability insurance coverage for the Independent Trustees.

     The Portfolio paid $809,804 in advisory fees to DSI for the fiscal year ended December 31, 2005.

WHAT ARE THE TERMS OF THE MANAGEMENT AGREEMENT WITH DSI?

     The Management Agreement with DSI provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio's operations, DSI may engage, subject to the approval of the Board and, where required, the shareholders of the Portfolio, one or more sub-advisers to provide day-to-day advisory services to the Portfolio. DSI may delegate to the sub-advisers duties, among other things, to formulate and implement the Portfolio's investment programs, including the duty to determine what securities will be purchased and sold for the Portfolio. If the Proposed Sub-Advisory Agreement is approved, DSI would oversee the investment management services of BRIM.

     The Management Agreement provides that IIT will indemnify DSI for any damages, expenses, or losses incurred in connection with any act or omission arising out of any services rendered under the Management Agreement, except by reason of DSI's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reckless disregard of its obligations and duties under the Management Agreement.

     After an initial two-year term, the Management Agreement continues in effect with respect to a series from year to year, so long as such continuance is specifically approved at least annually by (1) the vote of a majority of the Board or (2) the vote of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding shares; provided that, in either event, the continuance is also approved by at least a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval.

     The Management Agreement provides that DSI is paid an advisory fee ("Unified Fee") computed at an annual rate, as a percentage of the Portfolio's average daily net assets, in accordance with the schedule set out on the next page.

                          ANNUAL ADVISORY FEE SCHEDULE

          AVERAGE DAILY NET ASSETS
          ------------------------
          The first $500 million     0.80%
          The next $250 million      0.75%
          The next $500 million      0.70%
          The next $750 million      0.65%
          Over $2 billion            0.60%

     The Management Agreement will not be affected by the vote on the Proposed Sub-Advisory Agreement that is the subject of this Proxy Statement. Entering into the Proposed Sub-Advisory Agreement will not result in a change in the overall management fees payable by the Portfolio. DSI, and not the Portfolio, bears the expense of the services provided by the sub-adviser to the Portfolio.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?

     The material terms of the Proposed Sub-Advisory Agreement are substantially the same as those of the Former Agreement, with the exception of the effective dates, the initial terms, the termination provisions of each Agreement, and the governing state law, as well as some differences concerning the proxy voting, compliance, and confidentiality provisions.

     In addition, the material terms of the Proposed Sub-Advisory Agreement and Interim Agreement are substantially the same, except that: (1) their effective dates, durations, and termination provisions differ; and (2) as discussed above, the Interim Agreement contains a provision stating that compensation payable to BRIM will be held in an interest-bearing escrow account and the amount payable to BRIM will depend on whether shareholders approve the Proposed Sub-Advisory Agreement.

     Under the Proposed Sub-Advisory Agreement, BRIM will, subject to the supervision and control of the Board and DSI, act as the Portfolio's sub-adviser and supervise and direct the Portfolio's investments. Under the Proposed Sub-Advisory Agreement, BRIM will obtain and evaluate information it deems necessary or useful in the discharge of its obligations to the Portfolio, and formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions, as provided in the Portfolio's prospectus and statement of additional information, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended.

     Under the Proposed Sub-Advisory Agreement, the fees payable to BRIM, which will be paid by DSI and not by the Portfolio, will not increase the overall advisory fee of the Portfolio. The sub-advisory fee schedule for fees payable to the Portfolio's sub-adviser is the same under the Former Agreement, the Interim Agreement and the Proposed Sub-Advisory Agreement, and is computed at an annual rate, as a percentage of the Portfolio's average daily net assets, as set out on the next page:

                            SUB-ADVISORY FEE SCHEDULE

          AVERAGE DAILY NET ASSETS
          ------------------------
          The first $250 million      0.40%
          The next $250 million       0.35%
          Over $500 million          0.325%

     DSI paid $447,434 in sub-advisory fees to FAM for the fiscal year ended December 31, 2005.

     The Former Agreement provides that FAM, any of its affiliated persons, or any person that "controls" FAM within the meaning of section 15 of the Securities Act of 1933, shall not be liable to DSI or IIT for any loss or expense suffered by DSI or IIT resulting from its acts or omissions as sub-adviser to the Portfolio, except for losses or expenses to DSI or IIT resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of FAM's duties under the Former Agreement. Each of the Interim Agreement and the Proposed Sub-Advisory Agreement also contains the same provision with respect to BRIM.

     The Proposed Sub-Advisory Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of the Portfolio on 60 days' prior written notice to DSI and BRIM, or by DSI on at least 60 days' prior written notice to BRIM and IIT, without the payment of any penalty. The

Proposed Sub-Advisory Agreement may also be terminated by BRIM at any time without penalty, upon three (3) months' written notice to DSI and the Trust, unless DSI or the Trust requests additional time to find a replacement for BRIM, in which case BRIM shall allow the additional time requested by the Trust or DSI not to exceed three (3) months beyond the initial three month notice period; provided, however, that BRIM may terminate the Proposed Sub-Advisory Agreement without penalty effective upon written notice to DSI and the Trust, in the event either BRIM (acting in good faith) or DSI ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event DSI becomes bankrupt or otherwise incapable of carrying out its obligations under the Agreement, or in the event that BRIM does not receive compensation for its services from DSI or the Trust. In addition, the Proposed Sub-Advisory Agreement will terminate in the event that it is not approved by the vote of a majority of the outstanding voting securities of the Portfolio at a meeting of shareholders at which approval of the Proposed Sub-Advisory Agreement shall be considered by shareholders of the Portfolio.

     The Proposed Sub-Advisory Agreement terminates automatically in the event of its assignment or upon termination of the Management Agreement between IIT and DSI.

     For its fee, BRIM will furnish at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the Proposed Sub-Advisory Agreement.

     The Proposed Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, on July 13, 2006.

WHAT IS THE REQUIRED VOTE?

     Shareholders of the Portfolio must approve the Proposed Sub-Advisory Agreement for it to become effective. Approval of the Proposed Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the shares of the Portfolio present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Portfolio.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL ONE?

     If shareholders of the Portfolio do not approve the Proposed Sub-Advisory Agreement, the Portfolio will continue to be managed under the Interim Agreement. If this happens, the Board will determine what further action should be taken.

WHAT ARE THE FACTORS THAT WERE CONSIDERED BY THE BOARD?

     At a meeting of the Board held on July 13, 2006, the Board, including a majority of the Independent Trustees, determined to appoint BRIM as sub-adviser to the Portfolio under the Interim Agreement and the Proposed Sub-Advisory Agreement. In determining whether to approve the Interim Agreement and the Proposed Sub-Advisory Agreement for the Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Agreements should be approved for the Portfolio. The materials provided to the Board in support of the sub-advisory arrangement with BRIM included the following: (1) a memorandum from management and a memorandum from FAM, each discussing the change of control of MLIM and FAM, and the resulting assignment and automatic termination of the Former Agreement; (2) responses from BRIM to questions posed by Kirkpatrick & Lockhart Nicholson Graham LLP, independent legal counsel, on behalf of the Independent Trustees; (3) supporting documentation, including a copy of the form of the Interim

Agreement and the Proposed Sub-Advisory Agreement between BRIM and the Trust, on behalf of the Portfolio; and (4) other information relevant to the Board's evaluation.

     The Board's consideration of whether to approve the Proposed Sub-Advisory Agreement took into account several factors including, but not limited to, the following: (1) DSI's view with respect to FAM's and BRIM's management of the Portfolio; (2) the nature and quality of the services to be provided by BRIM under the Proposed Sub-Advisory Agreement; (3) the personnel, operations, and investment management capabilities of BRIM after the consummation of the Transaction, including that the portfolio management personnel providing day-to-day management services to the Portfolio would remain in place through the closing of the Transaction and continue to manage assets after the close;
(4) the fairness of the compensation under the Proposed Sub-Advisory Agreement in light of the services to be provided by BRIM and the fact that there would be no change in the advisory or sub-advisory fees payable with respect to the Portfolio, or the projected profitability of BRIM or DSI, in connection with the Transaction; (5) that breakpoints in the sub-advisory fees payable by DSI would remain unchanged, and any economies-of-scale benefits from such breakpoints would continue to inure to the benefit of DSI and would not affect the advisory fee payable by the Portfolio to DSI; (6) BRIM's representations that the Transaction would not adversely affect the nature and quality of services provided to the Portfolio and that the Transaction was not expected to have a material adverse effect on the ability of the portfolio management team to provide those services; (7) BRIM's operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; and (8) BRIM's Code of Ethics, which is substantially the same as that of FAM and has previously been approved for the Portfolio and other
ING Funds, and related procedures for complying with that Code.

     After its deliberation, the Board reached the following conclusions: (1) BRIM should be appointed as the Portfolio's sub-adviser under the Interim Agreement and the Proposed Sub-Advisory Agreement to provide advisory services to the Portfolio; (2) the Proposed Sub-Advisory Agreement should be submitted to shareholders for approval; and (3) the sub-advisory fee rate payable by DSI to BRIM is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of the Portfolio's more recent performance and other relevant factors in the course of deliberations for the next annual renewal of the Management Agreement in November 2006.

     Based on these conclusions and other factors, the Board voted to approve the Interim Agreement and the Proposed Sub-Advisory Agreement. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

WHAT IS THE RECOMMENDATION OF THE BOARD?

     Based on its review and after considering DSI's recommendation, the Board concluded that engaging BRIM as sub-adviser would be in the best interests of the Portfolio and its shareholders. The Board then approved the Interim Agreement and the Proposed Sub-Advisory Agreement and directed that the Proposed Sub-Advisory Agreement be submitted to shareholders for approval. The Board is recommending that shareholders of the Portfolio vote "FOR" Proposal One to approve the Proposed Sub-Advisory Agreement.

                                  PROPOSAL TWO

        APPROVAL OF A "MANAGER-OF-MANAGERS" ARRANGEMENT FOR THE PORTFOLIO
       TO PERMIT DSI TO ENTER INTO, OR MATERIALLY AMEND, THE SUB-ADVISORY
                AGREEMENT WITHOUT OBTAINING SHAREHOLDER APPROVAL

WHAT IS PROPOSAL TWO?

     Investment management services are currently being provided to the Portfolio by DSI pursuant to the Management Agreement. Subject to the supervision and approval of the Board and approval of the shareholders of the Portfolio, DSI is responsible for managing the assets of the Portfolio and is permitted, under the terms of the Management Agreement, to engage sub-advisers to provide portfolio management services to its series, including the Portfolio. If DSI delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.

     Under the Management Agreement, DSI supervises all aspects of the Portfolio's operations; monitors the sub-adviser's investment program for the Portfolio and its compliance program to ensure that the Portfolio's assets are managed in compliance with the Portfolio's investment objectives and policies; reviews all data and financial reports prepared by the sub-adviser to assure that they are in compliance with applicable legal requirements; establishes and maintains regular communications with the sub-adviser; and oversees all matters relating to the purchase and sale of the Portfolio's investment securities, corporate governance, third-party contracts and regulatory compliance reports. In its capacity as investment adviser to the Portfolio, DSI also oversees and monitors the performance of the sub-adviser to the Portfolio and the sub-advisers to the other IIT's series to which it serves as investment adviser, and is responsible for determining whether to recommend to the Board that a particular sub-advisory agreement for a series be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing a series.

     The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of the Portfolio. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement with respect to one of IIT's series, including the Portfolio, must also be presented for approval by the series' shareholders under the 1940 Act. The SEC has issued an exemptive order (the "Order") permitting DSI and certain of its affiliates to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement with an unaffiliated sub-adviser, subject to approval by the Board (including a majority of Independent Trustees) but without obtaining shareholder approval. A fund operating in this manner is commonly referred to as a "Manager-of-Managers" fund. DSI and the Portfolio can operate the Portfolio as a Manager-of-Managers fund in reliance upon the exemptive order only if, among other things, the Portfolio's shareholders have approved the Manager-of-Managers arrangement.

     Prior to certain substitution transactions that took place in June 2004, the Portfolio was able to rely on IIT's Manager-of-Managers relief that it obtained under the Order. However, as a condition of these substitutions, the ability of the Portfolio to rely on this Manager-of-Managers relief must be re-submitted to shareholders of the Portfolio for their consideration. Shareholders are therefore being asked to approve operation of the Portfolio as a Manager-of-Managers fund. If Proposal Two is approved, DSI, as investment adviser to the Portfolio, will be permitted to enter into sub-advisory agreements with respect to the Portfolio, or to materially modify certain sub-advisory agreements with prior approval by the Board, but without such sub-advisory agreements being approved by the shareholders of the Portfolio. The Manager-of-Managers arrangement has previously been implemented by other funds in the ING Family of Funds, and, as discussed above, was in place for the Portfolio prior to June 2004.

WHAT IS THE PROPOSED MANAGER-OF-MANAGERS ARRANGEMENT?

     On May 24, 2002, the SEC issued the Order permitting DSI, with the approval of the Board, to enter into or materially modify sub-advisory agreements with an unaffiliated sub-adviser without requiring shareholder approval. The Portfolio and DSI anticipate that this relief would benefit shareholders to the extent that it will give the Portfolio and DSI additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. The Portfolio will continue to obtain shareholder approval of a sub-advisory agreement with a portfolio manager considered to be an "affiliated person," as defined in the 1940 Act, of the Portfolio or DSI, other than by reason of serving as a sub-adviser to the Portfolio ("Affiliated Sub-Adviser"). In addition, the Board and DSI would not be able to materially amend the Management Agreement without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

     The Order also permits the Portfolio to disclose in its registration statement the aggregate compensation paid to sub-advisers, without disclosing separately the precise amount of fees paid to each sub-adviser. Many sub-advisers charge for advisory services according to a predetermined fee schedule. While sub-advisers may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers. The ability to disclose the aggregate amount of sub-advisory fees paid to all sub-advisers, rather than to each sub-adviser, would encourage sub-advisers to negotiate lower sub-advisory fees with DSI. Despite this relief, the ING Funds have nonetheless followed a practice of disclosing the fee paid to sub-advisers.

     In October 2003, the SEC proposed a new rule with respect to certain sub-advisory contracts that would grant relief similar to the relief provided by the Order. If the proposed rule is adopted, the Portfolio and DSI anticipate relying on the new rule. Moreover, the Portfolio and DSI may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate or rely on any further SEC rule, which would permit DSI to enter into new or to materially modify sub-advisory agreements with Affiliated Sub-Advisers without obtaining shareholder approval. The Portfolio has not applied for such relief and there is no guarantee such relief would be granted if applied for.

     The Manager-of-Managers arrangement will enable the Portfolio to operate with greater efficiency by allowing DSI to employ sub-advisers best suited to the needs of the Portfolio, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements.

WHAT ARE THE CONDITIONS OF THE EXEMPTIVE RELIEF GRANTED PURSUANT TO THE ORDER?

     Under the terms of the Order, the Portfolio and DSI are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, shareholder approval is required before DSI and the Portfolio may implement the arrangement described above permitting DSI to enter into or materially amend sub-advisory agreements. In addition, the Portfolio must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser, unless under subsequent regulations the Adviser would be permitted to enter into or amend sub-advisory relationships with Affiliated Sub-Advisers without obtaining shareholder approval. Further, under the conditions of the Order, within 90 days of the hiring of a new sub-adviser, the Portfolio's shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would otherwise be contained in a proxy statement, except as modified to permit aggregate fee disclosure about the sub-advisory fee. In addition, in order to rely on the Manager-of-Managers relief, a majority of the Board must consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then existing

Independent Trustees. The Order also requires DSI to provide the Board, no less frequently than quarterly, information about DSI's profitability on a per fund basis, which reflects the impact on DSI's profitability of the hiring or terminating of any sub-adviser during the applicable quarter.

WHAT IS THE REQUIRED VOTE?

     Approval of Proposal Two by the Portfolio's shareholders requires an affirmative vote of the lesser of (1) 67% or more of the Portfolio's shares present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL TWO?

     If shareholders of the Portfolio do not approve the Manager-of-Managers arrangement, it will not be implemented and the Portfolio will continue to be required to obtain shareholder approval of any changes in the sub-adviser of the Portfolio or any material changes to sub-advisory agreements.

WHAT ARE THE FACTORS CONSIDERED BY THE BOARD?

     In determining whether or not it was appropriate to approve the proposed Manager-of-Managers arrangement and to recommend approval of such arrangement to shareholders, the Board, including a majority of the Independent Trustees, considered certain information and representations provided by DSI. Further, the Independent Trustees were advised by independent legal counsel with respect to these matters. At the July 13, 2006 meeting, the Board voted to submit Proposal Two to shareholders of the Portfolio.

     After carefully considering the Portfolio's contractual arrangement under which DSI has been engaged as an investment adviser, and DSI's experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by DSI. The Board also believes that this approach would be consistent with shareholders' expectations that DSI will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

     The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Trustees, is required to review annually and consider for renewal the agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, DSI and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

     The Board also considered that shareholder approval of Proposal Two will not result in an increase or decrease in the total amount of investment advisory fees paid by the Portfolio to DSI. When engaging sub-advisers and entering into sub-advisory agreements, DSI has negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by DSI and not by the Portfolio. Therefore, any fee reduction or increase negotiated by DSI may be either beneficial or detrimental to DSI. The fees paid by the Portfolio to DSI and the fees paid by DSI to the sub-adviser are considered by the Board in approving and renewing the investment advisory and sub-advisory agreements. Any increase in the investment advisory fee paid to DSI by the Portfolio would continue to require shareholder approval. If shareholders approve Proposal Two, DSI, pursuant to the Management Agreement and other agreements, has represented to the Board it will continue to provide the same level of management and administrative services to the Portfolio as it is currently providing.

     The Board concluded that it is appropriate and in the best interests of the Portfolio's shareholders to provide DSI and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Portfolio to operate more efficiently. Currently, to appoint a sub-adviser to the Portfolio or to materially amend a sub-advisory agreement, IIT must call and hold a shareholder meeting of the Portfolio, create and distribute proxy materials, and solicit proxy votes from the Portfolio's shareholders. In addition, if a sub-adviser to the Portfolio is acquired or there is a change of control of the sub-adviser that results in the "assignment" of the sub-advisory agreement with DSI, IIT currently must seek approval of a new sub-advisory agreement from shareholders of the Portfolio, even when there will be no change in the persons managing the Portfolio. This process is time-consuming and costly, and some of the costs may be borne by the Portfolio. Without the delay inherent in holding a shareholder meeting, DSI and the Board would be able to act more quickly to appoint a sub-adviser with less expense when the Board and DSI believe that the appointment would benefit the Portfolio.

WHAT IS THE RECOMMENDATION OF THE BOARD?

     Based on its review and considerations described above, the Board has determined that approving the Manager-of-Managers arrangement is in the best interests of the Portfolio and its shareholders. Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Trustees present at the July 13, 2006 meeting, unanimously approved the new Manager-of-Managers arrangement and voted to recommend its approval to shareholders of the Portfolio. The Board is recommending that shareholders of the Portfolio vote "FOR" Proposal Two.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

     The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Senior Vice President and Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders. Please complete and execute your Voting Instruction Card. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Voting Instruction Card but did not vote on the Proposals, your proxies will vote on the Proposals as recommended by the Board, except as described under "What are the voting rights and the quorum requirements?"

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

     If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON.  HOW DO I DO THIS?

     If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

     November 6, 2006 has been chosen by the Board as the Record Date. Each share of each class of the Portfolio on the Record Date is entitled to one vote. Shareholders of the Portfolio at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Portfolio at the Special Meeting and any adjournment(s) thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of shareholders owning 30% of the Portfolio's outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.

     An Insurance Company will vote shares of the Portfolio held by its Separate Accounts in accordance with instructions received from the Variable Contract Holders. If a Variable Contact Holder executes and returns a Voting Instruction Card but fails to indicate how the vote should be cast, the proxy will be voted in favor of the Proposals. An Insurance Company will also vote shares of the Portfolio held in SEC-registered separate accounts for which no voting instructions have been received in the same proportion as it votes shares held in Separate Accounts for which it has received instructions. With respect to Portfolio shares held by the Insurance Company in unregistered separate accounts, the Insurance Company generally will only vote those separate account shares for which it receives instructions. Shares held by an Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Company's Separate Accounts.

     In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Portfolio's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IIT a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Voting Instruction Card will vote as directed by the shareholder under the Voting Instruction Card. In the absence of voting directions under any proxy that is signed and returned, they intend to vote "FOR" each Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE PORTFOLIO?

     DSI has entered into an Administrative Services Sub-Contract with an affiliate, ING Funds Services, LLC ("ING Funds Services"), under which ING Funds Services provides the Portfolio with certain administrative services. ING Funds Services' principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Under the Administrative Services Sub-Contract, ING Funds Services is compensated by DSI a portion of the Unified fee for the services performed by ING Funds Services under the Administrative Services Sub-Contract.

     DSI is the principal underwriter and distributor of the Portfolio. DSI is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. For the fiscal year ended December 31, 2005, DSI received shareholder service fees in the amounts of $6,638 and $135,827, for Service 2 and Class S shares respectively. For the fiscal year ended December 31, 2005, DSI received distribution fees totaling $16,445, $13,127, and $1,131, for Class I, Class S, and Service 2 Class shares respectively.

     The Portfolio anticipates that ING Funds Services and DSI will continue to provide administrative and distribution services, respectively, following the approval of the Proposed Sub-Advisory Agreement.

     During the fiscal year ended December 31, 2005, the amount of the affiliated brokerage commissions paid by the Portfolio was as follows:

                    TOTAL AMOUNT OF     % OF TOTAL AMOUNT OF
TOTAL AMOUNT OF   COMMISSIONS PAID TO    COMMISSIONS PAID TO    % OF PORTFOLIO DOLLAR
COMMISSION PAID        AFFILIATES             AFFILIATE        AMOUNT OF TRANSACTIONS   AFFILIATED BROKER
---------------------------------------------------------------------------------------------------------
    $305,777            $42,215                14.79%                  7.07%              Merrill Lynch

WHO PAYS FOR THIS PROXY SOLICITATION?

     The Portfolio will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. Merrill Lynch and/or its affiliate will pay the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

     The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU ALSO MAY VOTE VIA TELEPHONE OR VIA THE INTERNET. PLEASE FOLLOW THE VOTING INSTRUCTIONS AS OUTLINED ON YOUR VOTING INSTRUCTION CARD.


                                        /s/ Huey P. Falgout Jr.
                                        ----------------------------------------
                                        Huey P. Falgout, Jr.
                                        SECRETARY

December 15, 2006

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                      (This page intentionally left blank)

                                   APPENDIX A

          Beneficial Owners of More than 5% of a Class of the Portfolio
                             As of November 6, 2006

                                                   PERCENT OF CLASS AND
      NAME AND ADDRESS OF                                TYPE OF
      SHAREHOLDER                                       OWNERSHIP*            PERCENTAGE OF PORTFOLIO
      -------------------                          --------------------       -----------------------
      ING Life Insurance and Annuity Company         98.3% ADV Class;                  0.0%
      151 Farmington Ave.                               Beneficial
      Hartford, CT 06156-0001

      Security Life Insurance of                   56.0% Initial Class;               20.8%
      Denver A VUL                                      Beneficial
      Rte 5106 PO Box 20
      Minneapolis, MN 55440-0020

      Reliastar Life Insurance Company             35.4% Initial Class;               13.1%
      FBO SVUL I                                        Beneficial
      Attn: Jill Barth Conveyor TN41
      151 Farmington Ave.
      Hartford, CT 06156-0001

      ING MarketPro Portfolio                       7.5% Initial Class;                2.8%
      Attn: Pete Balcer                                 Beneficial
      7337 E. Doubletree Ranch Rd.
      Scottsdale, AZ 85258-2160

      ING USA Annuity and Life Insurance Company    99.5% Service Class;              62.6%
      1475 Dunwoody Dr.                            100.0% Service 2 Class;
      West Chester, PA 19380-1478                       Beneficial

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

                      (This page intentionally left blank)

                                   APPENDIX B

                         FORM OF SUB-ADVISORY AGREEMENT
                                      AMONG
                  ING INVESTORS TRUST, DIRECTED SERVICES, INC.
                                       AND
                      BLACKROCK INVESTMENT MANAGEMENT, LLC

     AGREEMENT made this ___ day of _________, 2007, among ING Investors Trust (the "Trust"), a Massachusetts business trust, Directed Services, Inc. (the "Adviser"), a New York corporation, and BlackRock Investment Management, LLC (the "Sub-Adviser"), a limited liability company organized under the laws of the State of Delaware (the "Agreement").

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company;

     WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

     WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

     WHEREAS, pursuant to a Management Agreement, effective as of October 24, 1997 and subsequently amended May 24, 2002, a copy of which has been provided to the Sub-Adviser, the Trust has retained the Adviser to render advisory, management, and administrative services with respect to the Trust's series;

     WHEREAS, the Trust and the Adviser wish to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust and the Sub-Adviser is willing to furnish such services to the Trust and the Adviser.

     NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Adviser, and the Sub-Adviser as follows:

     1. APPOINTMENT. The Trust and the Adviser hereby appoint the Sub-Adviser to act as the sub-adviser to the series of the Trust designated on SCHEDULE A of this Agreement (each a "Series") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Adviser wish to retain the Sub-Adviser to render investment advisory services hereunder, they shall promptly notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall so notify the Trust and Adviser in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

     2. PORTFOLIO MANAGEMENT DUTIES AND AUTHORITY.

     Subject to the supervision of the Trust's Board of Trustees (the "Board") and the Adviser, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and determine the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized, to execute and perform such services on behalf of each Series. To the extent permitted by the investment policies of the Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters. The Sub-Adviser will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission (the "SEC"), as from time to time amended (the "Registration Statement"), copies of which shall be sent to the Sub-Adviser by the Adviser upon filing with the SEC. The Sub-Adviser is authorized to exercise tender offers and exchange offers on behalf of the Series, each as the Sub-Adviser determines is in the best interest of the Series. The Sub-Adviser and Adviser further agree as follows:

          (a) The Sub-Adviser will (1) manage each Series so that no action or omission on the part of the Sub-Adviser will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in Section 851 of the Internal Revenue Code of 1986, as amended (the "Code") (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company and satisfy the distribution requirements under Section 852 (a) of the Internal Revenue Code, all of which shall not be the responsibility of the Sub-Adviser),
(2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. The Adviser will notify the Sub-Adviser promptly if the Adviser believes that a Series is in violation of any requirement specified in the first sentence of this paragraph.

          (b) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Sub-Adviser or any of its affiliates, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust and to such other clients, provided, however that the Adviser and the Board shall have the right to review and request changes to the Sub-Adviser's manner of allocation, provided further that any requested changes to such manner of allocation shall be implemented on a prospective basis only.

          (c) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

          (d) The Sub-Adviser will assist the portfolio accounting agent for the Trust or the Adviser in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser and the parties agree that the Sub-Adviser shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Series except to the extent that the Sub-Adviser exercises judgment with respect to any such valuation.

          (e) The Sub-Adviser will make available to the Trust and the Adviser, promptly upon reasonable request, all of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

          (f) The Sub-Adviser will provide reports to the Trust's Board for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Trust's Board with respect to the Series such periodic and special reports as the Trustees and the Adviser may reasonably request.

          (g) In rendering the services required under this Agreement, the Sub-Adviser may, from time to time, employ or associate with itself such affiliated or unaffiliated person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Sub-Adviser may not retain, employ or associate itself with any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board and a majority who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Trust, the Adviser, or the Sub-Adviser, or any such company, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Sub-Adviser shall be responsible for making reasonable inquiries and for reasonably ensuring that no associated person of the Sub-Adviser, or of any company that the Sub-Adviser has retained, employed, or with which it has associated with respect to the investment management of the Series, to the best of the Sub-Adviser's knowledge, had in any material connection with the handling of assets:

          (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

          (ii) been found by any state regulatory authority, within the last ten
          (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

          (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

          (h) In using spot and forward foreign exchange contracts for the Series as an investment the parties represent the following:

          (i) That the Adviser is properly and lawfully established with full power and authority to enter into spot and forward foreign exchange contracts, to perform its obligations under such foreign exchange contracts and to procure the Sub-Adviser to enter into such foreign exchange contracts on its behalf.

          (ii) That the Adviser may not, except for purposes of redemptions, expenses, and other costs of doing business, encumber funds which the Sub-Adviser has under the Sub-Adviser's management or which benefit from the Sub-Adviser's investment advice. If the Adviser requires funds for any redemptions, expenses, and other costs of doing business, the Sub-Adviser will make funds available in a reasonably timely manner for the Adviser to meet such obligations. The Adviser reserves the right to segregate assets upon notice to the Sub-Adviser and provide different arrangements for investment management with respect to those assets.

          (iii) That the Sub-Adviser has been granted full power and authority to enter into foreign exchange contracts as agent on the Adviser's behalf and to give instructions for settlement for the same.

          (iv) That the Sub-Adviser has full authority to instruct Adviser's and Trust's custodian in conformity with its mandate.

          (v) That in the event of the termination of this Agreement, the Sub-Adviser, if legally and operationally possible, may offer the Series' counterparty the option to leave open any existing foreign exchange contracts or to close them out at prevailing market rates.

          (i) The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Adviser gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Adviser or to any agent of the Adviser designated by the Adviser in writing.

          The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Adviser and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Adviser for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

          (j) Notwithstanding anything herein to the contrary, the Sub-Adviser shall have no power, authority, responsibility, or obligation hereunder to take any action with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Portfolio, including, without limitation, to file proofs of claim or other documents related to such proceedings (the "Litigation"), or to investigate, initiate, supervise, or monitor the Litigation involving Series assets, and the Adviser acknowledges and agrees that no such power, authority, responsibility or obligation is delegated hereunder. Nevertheless, the Sub-Adviser agrees that it shall provide the Adviser with any and all documentation or information relating to the Litigation as may reasonably be requested by the Adviser.

     3. BROKER-DEALER SELECTION. The Sub-Adviser is hereby authorized to place orders for the purchase and sale of securities and other investments for each Series' portfolio, with or through such persons, brokers or dealers and to negotiate commissions to be paid on such transactions and to supervise the execution thereof. The Sub-Adviser's primary consideration in effecting any such transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.

     Subject to such policies as the Board may determine and consistent with
Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser may effect a transaction on behalf of the Series with a broker-dealer who provides brokerage and research services to the Sub-Adviser notwithstanding the fact that the commissions payable with respect to any such transaction may be greater than the amount of any commission another broker-dealer might have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion.

     The Sub-Adviser will consult with the Adviser to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Adviser. To the extent consistent with this Agreement, the Sub-Adviser is further authorized to allocate orders placed by it on behalf of the Series to the Sub-Adviser as agent if it is registered as a broker-dealer with the SEC, to any of its affiliated broker-dealers as agents, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Board indicating the broker-dealers to which such allocations have been made and the basis therefore.

     4. DISCLOSURE ABOUT SUB-ADVISER. The Sub-Adviser has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Sub-Adviser, to the Sub-Adviser's knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Sub-Adviser is required to be registered and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Adviser with a copy of the Sub-Adviser's Form ADV, Part II at the time the Form ADV and any amendment is filed with the SEC, and a copy of its written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, together with evidence of its adoption.

     5. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with the portfolio management duties specified in this Agreement. In addition, if the Trust is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Trust and/or the Adviser for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule, regulation, SEC interpretive guidance or SEC exemptive order. The Adviser or the Trust shall be responsible for all the expenses of the Trust's operations including, but not limited to:

          (a) Expenses of all audits by the Trust's independent public accountants;

          (b) Expenses of the Series' transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

          (c) Expenses of the Series' custodial services including recordkeeping services provided by the custodian;

          (d) Expenses of obtaining quotations for calculating the value of each Series' net assets;

          (e) Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for each Series;

          (f) Expenses of maintaining the Trust's tax records;

          (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Sub-Adviser or an affiliate of the Sub-Adviser;

          (h) Taxes levied against the Trust;

          (i) Brokerage fees and commissions, transfer fees, registration fees, taxes and similar liabilities and costs properly payable or incurred in connection with the purchase and sale of portfolio securities for the Series;

          (j) Costs, including the interest expense, of borrowing money;

          (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the regulation of shares with federal and state securities or insurance authorities;

          (l) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

          (m) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Sub-Adviser or any affiliate thereof;

          (n) The Trust's pro rata portion of the fidelity bond required by
     Section 17(g) of the 1940 Act, or other insurance premiums;

          (o) Association membership dues;

          (p) Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Sub-Adviser is responsible for such expenses under Section 13 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

          (q) Organizational and offering expenses.

     6. COMPENSATION. For the services provided to each Series, the Adviser will pay the Sub-Adviser a fee, payable as described in SCHEDULE A.

     The fee will be prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser.

     7. SEED MONEY. The Adviser agrees that the Sub-Adviser shall not be responsible for providing money for the initial capitalization of the Series.

     8. COMPLIANCE.

          (a) The Trust and the Adviser acknowledge that the Sub-Adviser is not the compliance agent for any Series or for the Trust or the Adviser, and does not have access to all of each Series' books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in Section 2 in accordance with the Trust's registration statement, the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust's Prospectus and any policies adopted by the Trust's Board applicable to the Series (collectively, the "Charter Requirements"), and in accordance with applicable law (including Subchapters M and L of the Code, the 1940 Act and the Advisers Act ("Applicable Law")), the Sub-Adviser shall perform such services based upon its books and records with respect to each Series, which comprise a portion of each

Series' books and records, and upon information and written instructions received from the Trust, the Adviser or the Trust's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Adviser, or the Trust's administrator. The Adviser shall promptly provide the Sub-Adviser with copies of the Trust's registration statement, the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust's currently effective Prospectus and any written policies and procedures adopted by the Trust's Board applicable to the Portfolio and any amendments or revisions thereto. The Sub-Adviser agrees that it shall promptly notify the Adviser and the Trust (1) in the event that the SEC or other governmental authority has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder. The Sub-Adviser further agrees to notify the Adviser and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement as then in effect, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

          (b) The Adviser agrees that it shall immediately notify the Sub-Adviser (1) in the event that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of
Section 817(h) of the Code or the regulations thereunder.

     9. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Adviser's reasonable request, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in such rules.

     10. COOPERATION; CONFIDENTIALITY. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

     Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Adviser and the Sub-Adviser, and the Adviser shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Adviser by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Adviser, or if available from a source other than the Adviser, Sub-Adviser or the Trust.

     11. REPRESENTATIONS RESPECTING SUB-ADVISER.

          (a) During the term of this Agreement, the Trust and the Adviser agree to furnish to the Sub-Adviser at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Sub-Adviser or any of its affiliates (other than the Adviser), or that use any derivative of the names "BlackRock Investment Management, LLC," or any derivative thereof or logos associated therewith. The Trust and the Adviser agree that they will not use any such material without the prior consent of the Sub-Adviser, which consent shall not be unreasonably withheld. In the event of the termination of this Agreement, the Trust and the Adviser will furnish to the Sub-Adviser copies of any of the above-mentioned materials that refer or relate in any way to the Sub-Adviser;

          (b) The Trust and the Adviser will furnish to the Sub-Adviser such information relating to either of them or the business affairs of the Trust as the Sub-Adviser shall from time to time reasonably request in order to discharge its obligations hereunder;

          (c) The Adviser and the Trust agree that neither the Trust, the Adviser, nor affiliated persons of the Trust or the Adviser shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

     12. SERVICES NOT EXCLUSIVE. The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

     13. PROHIBITED CONDUCT. The Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

     14. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Adviser agree that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended ("1933 Act"), controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder; and (2) shall not be liable for any error of judgment, mistake of law, any diminution in value of the investment portfolio of the Series, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance by the Sub-Adviser of its duties, or by reason of reckless disregard by the Sub-Adviser of its obligations and duties under this Agreement.

     15. INDEMNIFICATION.

          (a) Notwithstanding Section 14 of this Agreement, the Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser (other than the Adviser), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities to the Trust which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or negligence by the Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Adviser, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Adviser and contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust or to any affiliated person of the Adviser by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

          (b) Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser (other than the Sub-Adviser), and each person, if any, who, is a controlling person of the Adviser (all of such persons being referred to as "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Series which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or negligence by the Sub-Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser, including but not limited to its responsibilities under Section 2, Paragraph (a) of this Agreement, or (2) any breach of any representations or warranties contained in Section 4; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

          (c) The Adviser shall not be liable under Paragraph (a) of this
Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

          (d) The Sub-Adviser shall not be liable under Paragraph (b) of this
Section 15 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Adviser Indemnified Person.

          (e) The Adviser shall not be liable under this Section 15 to indemnify and hold harmless the Sub-Adviser and the Sub-Adviser shall not be liable under this Section 15 to indemnify and hold harmless the Adviser with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Sub-Adviser is, within the meaning of Section 15 of the 1933 Act, a controlling person of the Adviser.

     16. DURATION AND TERMINATION.

     With respect to each Series identified as a Series on SCHEDULE A hereto as in effect on the date of this Amendment, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through NOVEMBER 30, 2008. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     With respect to any Series that was added to SCHEDULE A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of (i) the date SCHEDULE A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding
(i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

     Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Adviser at any time without penalty, upon sixty
(60) days' written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Adviser and the Sub-Adviser, or (c) by the Sub-Adviser at any time without penalty, upon three (3) months' written notice to the Adviser and the Trust, unless the Adviser or the Trust requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or the Adviser not to exceed three (3) months beyond the initial three-month notice period; provided however, that the Sub-Adviser may terminate this Agreement at any time without penalty effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Adviser or the Trust as required by the terms of this Agreement. In addition, this Agreement shall terminate with respect to a Series in the event that it is not approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series.

     In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Adviser or the Trust, free from any claim or retention of rights in such records by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(e), 9, 10, 11, 14, 15, and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 16.

     17. NOTICES. Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or
(4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Investors Trust
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Attention: Chief Counsel

If to the Adviser:

Directed Services, Inc.
1475 Dunwoody Drive
West Chester, PA 19380
Attention: Chief Counsel

If to the Sub-Adviser:

BlackRock Investment Management, LLC
800 Scudders Mill Road
Plainsboro, New Jersey  08536
Attn:  Legal Department

     18. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law; and (ii) the holders of a majority of the outstanding voting securities of the Series.

     Notwithstanding the foregoing, this Agreement may be amended without the approval of a majority of the Series' outstanding voting securities if the amendment relates solely to a change that is permitted or not prohibited under federal law, rule, regulation, SEC Order or SEC staff interpretation thereof to be made without shareholder approval.

     19. USE OF NAMES.

          (a) It is understood that the name "Directed Services, Inc." or any derivative thereof or logo associated with that name is the valuable property of the Adviser and/or its affiliates, and that the Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Adviser is Adviser to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Adviser, the Trust or the Adviser shall notify the Sub-Adviser of the termination of the Management Agreement and the Sub-Adviser shall as soon as is reasonably possible cease to use such name (or derivative or logo).

          (b) It is understood that the name "BlackRock Investment Management, LLC" or any derivative thereof or logos associated with those names are the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Series have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Sub-Adviser and for so long as the Sub-Adviser is a sub-adviser to the Trust and/or the Series. Upon termination of this Agreement between the Trust, the Adviser, and the Sub-Adviser, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

     20. AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST. A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

     21. MISCELLANEOUS.

          (a) This Agreement shall be governed by the laws of the state of Delaware, without giving effect to the provisions, policies or principals thereof relating to choice or conflict of laws, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in
Section 2(a)(3) of the 1940 Act.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

          (d) Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, or constituting the Adviser as an agent of the Sub-Adviser.

          (e) The Adviser and the Sub-Adviser each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

          (f) The Trust, the Adviser and the Sub-Adviser acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the "Patriot Act"). Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act. If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Series upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

          (g) This Agreement may be executed in counterparts.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                          ING INVESTORS TRUST


                                          By:
                                              ----------------------------------
                                              Robert S. Naka
                                              Executive Vice President


                                          DIRECTED SERVICES, INC.


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


                                          BLACKROCK INVESTMENT MANAGEMENT, LLC


                                          By:
                                              ----------------------------------
                                          Name:  Denis R. Molleur
                                                --------------------------------
                                          Title: Managing Director
                                                 -------------------------------

                                   SCHEDULE A
                       COMPENSATION FOR SERVICES TO SERIES

     For the services provided by BlackRock Investment Management, LLC ("Sub-Adviser") to the following Series of ING Investors Trust, pursuant to the attached Portfolio Management Agreement, the Adviser will pay the Sub-Adviser a fee, computed daily and payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

SERIES                                     RATE

ING BlackRock Large Cap Growth Portfolio   0.40% on first $250 million;
                                           0.35% on next $250 million; and
                                           0.325% thereafter

ING BlackRock Large Cap Value Portfolio    0.40% on first $250 million;
                                           0.35% on next $250 million; and
                                           0.325% thereafter

     If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

                                   APPENDIX C

             PRINCIPAL EXECUTIVE OFFICERS OF DIRECTED SERVICES, INC.
                              1475 DUNWOODY DRIVE,
                        WEST CHESTER, PENNSYLVANIA 19380

                                 NAME AND TITLE
                          James R. McInnis - President
                    Shaun Mathews - Executive Vice President
                    Michael J. Roland - Senior Vice President
                  Kimberly A. Anderson - Senior Vice President
                   Laurie Tillinghast - Senior Vice President
                    Stanley D. Vyner - Senior Vice President
                    Anita F. Woods - Chief Financial Officer
                     Beth Shanker - Chief Compliance Officer
                 James Schuchart - General Counsel and Secretary
                            Joy M. Benner - Secretary
                     Randall K. Price - Assistant Secretary

               PRINCIPAL EXECUTIVE OFFICERS OF ING INVESTORS TRUST
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                        Shaun Mathews - President and CEO
             Joseph M. O'Donnell - CCO and Executive Vice President
                  Michael J. Roland - Executive Vice President
         Todd Modic - Senior Vice President, CFO and Assistant Secretary
                   Stanley D. Vyner - Executive Vice President
      Kimberly A. Anderson - Senior Vice President and Assistant Secretary
       Robert S. Naka - Senior Vice President, COO and Assistant Secretary
                   Ernest J. C'Debaca - Senior Vice President
                      Robert Terris - Senior Vice President
                  Robyn Ichilov - Vice President and Treasurer
                           Huey P. Falgout - Secretary
                     Theresa K. Kelety - Assistant Secretary

             PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS SERVICES, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                       Shaun Mathews  - President and CEO
                  Michael J. Roland - Executive Vice President
             Lydia Homer - Senior Vice President, CFO and Treasurer
                       Todd Modic - Senior Vice President
                  Lauren D. Bensinger - Vice President and CCO
                  Peter Caldwell -Vice President and Controller
               Huey P. Falgout, Jr. - Vice President and Secretary
      Kimberly A. Anderson - Senior Vice President and Assistant Secretary
         Robert S. Naka - Senior Vice President and Assistant Secretary

                         PRINCIPAL EXECUTIVE OFFICERS OF
                      BLACKROCK INVESTMENT MANAGEMENT, LLC
                             800 SCUDDERS MILL RD.,
                               PLAINSBORO NJ 08536

                                 NAME AND TITLE
                              Laurence D. Fink - CEO
                        Ralph L. Schlosstein - President
      Robert P. Connolly - General Counsel, Secretary and Managing Director
        Henry Gabbay - Chief Administrative Officer, Portfolio Compliance
                   Bartholomew A. Battista - Chief Compliance Officer
                       Steven Buller - Chief Financial Officer

                                   APPENDIX D

         ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES
                            ADVISED OR SUB-ADVISED BY
                  BLACKROCK INVESTMENT MANAGEMENT, LLC ("BRIM")

     The following table sets forth the name of each other investment company, with investment objectives similar to the Portfolio, for which BRIM acts or as an investment adviser or sub-adviser, the annual rate of compensation, and the net assets of the investment company. All of the information below is given as of September 30, 2006.

                                                                    ANNUAL COMPENSATION (AS A
                                                                      PERCENTAGE OF AVERAGE
                FUND                               NET ASSETS ($)     DAILY NET ASSETS) (%)
                ----                               --------------   -------------------------
                BlackRock Large Cap Value Fund     $3,214,467,728            0.50%
                BlackRock Large Cap Value VI       $  220,148,560            0.65%

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                                3 EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
            VOTE BY PHONE: CALL TOLL-FREE 1-888-221-0697 AND FOLLOW THE RECORDED
                                                                   INSTRUCTIONS.
           VOTE ON THE INTERNET: LOG ON TO PROXYWEB.COM AND FOLLOW THE ON-SCREEN
                                                                   INSTRUCTIONS.
     VOTE BY MAIL: CHECK THE APPROPRIATE BOXES ON THE REVERSE SIDE OF THE VOTING INSTRUCTION CARD, SIGN AND DATE THE VOTING INSTRUCTION CARD AND RETURN IN THE
                                                              ENVELOPE PROVIDED.
    If you vote via phone or the Internet, YOU DO NOT NEED TO RETURN YOUR VOTING
                                                               INSTRUCTION CARD.

                 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 1, 2007
                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FUND/INSURANCE COMPANY NAME PRINTS HERE

     The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the "Portfolio") attributable to his or her contract or interest therein as directed on the reverse side of this Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL. IF YOU FAIL TO RETURN THIS VOTING INSTRUCTION CARD, THE INSURANCE COMPANY WILL VOTE ALL SHARES ATTRIBUTABLE TO YOUR ACCOUNT VALUE IN PROPORTION TO ALL VOTING INSTRUCTIONS FOR THE PORTFOLIO ACTUALLY RECEIVED FROM CONTRACT OWNERS IN THE SEPARATE ACCOUNT, WHEN APPLICABLE. THE PROXIES VOTING SHARES AT THE SPECIAL MEETING ON BEHALF OF THE INSURANCE COMPANY ARE AUTHORIZED TO VOTE, AT THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

             VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.


------------------------------                      -----------------
Signature (s) (if held jointly)                     Date

     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

     TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR VOTING INSTRUCTION CARD.

        THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:


1. To approve a new sub-advisory agreement for the Portfolio between Directed Services, Inc. ("DSI"), the Portfolio's investment adviser, and BlackRock Investment Management, LLC ("BRIM"), under which BRIM would serve as sub-adviser to the Portfolio, with no change in the investment adviser, the portfolio management team or the overall management fee paid by the Portfolio to DSI; and


     For [  ]                   Against [  ]                     Abstain [  ]

2. To approve a "Manager-of-Managers" arrangement for the Portfolio to permit DSI, in its capacity as the Portfolio's investment adviser, subject to prior approval by the Board of Trustees of IIT, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.


     For [  ]                   Against [  ]                     Abstain [  ]

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                  3 EASY WAYS TO VOTE YOUR PROXY
                     VOTE BY PHONE: CALL TOLL-FREE 1-888-221-0697 AND FOLLOW THE
                                                          RECORDED INSTRUCTIONS.
                     VOTE ON THE INTERNET: LOG ON TO PROXYWEB.COM AND FOLLOW THE
                                                         ON-SCREEN INSTRUCTIONS.
      VOTE BY MAIL: CHECK THE APPROPRIATE BOXES ON THE REVERSE SIDE OF THE PROXY BALLOT, SIGN AND DATE THE PROXY BALLOT AND RETURN IN THE ENVELOPE PROVIDED.
                       If you vote via phone or the Internet, YOU DO NOT NEED TO
                                                       RETURN YOUR PROXY BALLOT.

                                                             ING INVESTORS TRUST
      PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 1, 2007
                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING BLACKROCK LARGE CAP VALUE PORTFOLIO (FORMERLY, ING MERCURY LARGE CAP VALUE PORTFOLIO)

         The undersigned hereby appoint(s) HUEY P. FALGOUT, JR., THERESA K. KELETY, AND TODD MODIC or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the "Portfolio"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on February 1, 2007 at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS.

           PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

------------------------------------            --------------------------------
Signature (s) (if held jointly)                          Date

         This proxy ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

         TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY BALLOT.

              THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:


1. To approve a new sub-advisory agreement for the Portfolio between Directed Services, Inc. ("DSI"), the Portfolio's investment adviser, and BlackRock Investment Management, LLC ("BRIM"), under which BRIM would serve as sub-adviser to the Portfolio, with no change in the investment adviser, the portfolio management team or the overall management fee paid by the Portfolio to DSI; and


       For |_|                     Against |_|                     Abstain |_|

2. To approve a "Manager-of-Managers" arrangement for the Portfolio to permit DSI, in its capacity as the Portfolio's investment adviser, subject to prior approval by the Board of Trustees of IIT, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.


       For |_|                     Against |_|                     Abstain |_|

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.